                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 2, 2004
                        (Date of earliest event reported)

                           --------------------------

                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

                           --------------------------

           Delaware                        0-15291               36-3312434
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
        incorporation)                                       Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On September 2, 2004, Arlington Hospitality, Inc., a Delaware corporation (the "Company" or "Arlington") entered into a modification of a temporary letter agreement with PMC Commercial Trust ("PMC") (AMEX: PCC), the landlord of 20 AmeriHost Inn hotels operated by the Company. The modification is described in the press release attached hereto as Exhibit 99.1 and is hereby incorporated by reference pursuant to Instruction F to Form 8-K.

Item 8.01         Other Events.

         On September 10, 2004, the Company issued a press release announcing the modification of the temporary letter agreement with PMC. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

99.1 Press Release of Arlington Hospitality, Inc., dated September 10, 2004, Announcing Modification of Temporary Agreement with Landlord.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  September 10, 2004

                                          Arlington Hospitality, Inc.
                                          (Registrant)

                                          By:  /s/ Jerry H. Herman
                                             ----------------------------------
                                               Jerry H. Herman
                                               Chief Executive Officer

                                          By:  /s/ James B. Dale
                                             ----------------------------------
                                               James B. Dale
                                               Senior Vice President and
                                               Chief Financial Officer





                                       3